Exhibit 99

Gentherm Names Jonathan Douyard as Executive Vice President,

Chief Financial Officer and Treasurer

Seasoned Executive with Specialty Vehicle, Technology

and Industrial Background Will Complement Executive Team

NORTHVILLE, Michigan, November 21, 2024 /Global Newswire/ — Gentherm (NASDAQ:THRM), the global market leader of innovative thermal management and pneumatic comfort technologies for the automotive industry and a leader in medical patient temperature management systems, today announced that Jonathan (“Jon”) Douyard will join the Company’s leadership team as Executive Vice President, Chief Financial Officer and Treasurer, effective January 1, 2025.

Douyard will lead all of Gentherm’s finance, treasury, investor relations, and IT operations on a global basis, reporting to Gentherm’s next President and CEO, Bill Presley. Douyard succeeds Matteo Anversa, who served as CFO until September 2024 when he left the position to accept the role of CFO for Logitech International.

“Jon’s experience includes deep technical knowledge and financial acumen with 25 years of global finance experience. We believe he will be a strong addition to the Gentherm leadership team,” said Phil Eyler, Gentherm’s President and CEO. “The Board of Directors, Gentherm’s next CEO Bill Presley, and I worked together to identify the strongest CFO candidate, and Jon was our unanimous choice. He has a proven track record of delivering profitable growth through business cycles, and his appointment underscores Gentherm’s commitment to driving shareholder value.”

“I am excited to join such an innovative company with strong momentum, a clear mission and vision for the future,” said Douyard. “Gentherm is well positioned for growth, and I look forward to partnering with Bill and the global Gentherm team to continue to drive financial excellence, operational efficiency, and a sustainable next generation of growth.”

Douyard joins Gentherm from The Shyft Group (NASDAQ: SHYF), the North American leader in specialty vehicle manufacturing, assembly, and upfit for the commercial, retail, and service specialty vehicle markets, where he was CFO since March 2020. At Shyft, he played a key role in driving financial performance, generating cash flow, managing merger and acquisition activities, strengthening corporate controls and processes, and developing the finance organization.

Prior to Shyft, Douyard spent four years as CFO for Fluke Corporation, a leading global industrial technology company within Danaher / Fortive, where he led the Finance and IT functions. Prior to Fluke, he spent 15 years in key financial leadership positions at United Technologies and General Electric. He joined Sikorsky Aircraft, a leader in the design, manufacture, and service of military and commercial helicopters, in 2012 where he served as the CFO, Commercial Systems and Services at United Technologies’ Sikorsky Aircraft division. Douyard began his career with GE in 2001, where he served in multiple divisional CFO and financial planning roles and was also a graduate of the Financial Management Program and Corporate Audit Staff.

Douyard holds a Bachelor of Science in Finance from Bentley University and has earned Six Sigma Black Belt and Green Belt certifications.

Investor Contact

Gregory Blanchette

investors@gentherm.com

248.308.1702

Media Contact

Melissa Fischer

media@gentherm.com

248.289.9702

About Gentherm

Gentherm (NASDAQ: THRM) is the global market leader of innovative thermal management and pneumatic comfort technologies for the automotive industry and a leader in medical patient temperature management systems. Automotive products include variable temperature Climate Control Seats, heated automotive interior systems (including heated seats, steering wheels, armrests and other components), battery performance solutions, cable systems, lumbar and massage comfort solutions, valve system technologies, and other electronic devices. Medical products include patient temperature management systems. The Company is also developing a number of new technologies and products that will help enable improvements to existing products and to create new product applications for existing and new markets. Gentherm has more than 14,000 employees in facilities in the United States, Germany, China, Czech Republic, Hungary, Japan, Malta, Mexico, Morocco, North Macedonia, South Korea, United Kingdom, Ukraine, and Vietnam. For more information, go to www.gentherm.com.

Forward-Looking Statements

Except for historical information contained herein, statements in this release are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Gentherm Incorporated’s goals, beliefs, plans and expectations about its prospects for the future and other future events. The forward-looking statements included in this release are made as of the date hereof or as of the date specified herein and are based on management’s reasonable expectations and beliefs. In making these statements we rely on assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. Such statements are subject to a number of important assumptions, significant risks and uncertainties (some of which are beyond our control) and other factors that may cause actual results or performance to differ materially from that described in or indicated by the forward-looking statements, including but not limited to:

•	macroeconomic, geopolitical and similar global factors in the cyclical Automotive industry;

•	increasing U.S. and global competition, including with non-traditional entrants;

•	our ability to effectively manage new product launches and research and development, and the market acceptance of such products and technologies;

•	the evolution and recent challenges of the automotive industry towards electric vehicles, autonomous vehicles and mobility on demand services, and related consumer behaviors and preferences;

•	our ability to convert automotive new business awards into product revenues;

•	the recent supply-constrained environment, and inflationary and other cost pressures;

•	the production levels of our major customers and OEMs in our key markets and sudden fluctuations in such production levels;

•	our business in China, which is subject to unique operational, competitive, regulatory and economic risks;

•	our ability to attract and retain highly skilled employees, including executives, and wage inflation;

•	a tightening labor market, labor shortages or work stoppages impacting us, our customers or our suppliers, such as recent labor strikes among certain OEMs and suppliers;

•	our achievement of product cost reductions to offset customer-imposed price reductions or other pricing pressures;

•	our product quality and safety and impact of product safety recalls and alleged defects in products;

•	our ability to integrate our recent acquisitions and realize synergies, as well as to consummate additional strategic acquisitions, investments and exits, and achieve planned benefits;

•	any security breaches and other disruptions to our information technology networks and systems, as well as privacy, data security and data protection risks;

•	the impact of our global operations, including our global supply chain, operations within Ukraine, economic and trade policies, and foreign currency and exchange risk;

•	any loss or insolvency of our key customers and OEMs, or key suppliers;

•	our efforts to optimize our global supply chain and manufacturing footprint, including near-term expense headwinds from new facilities;

•	our ability to project future sales volume based on third-party information, based on which we manage our business;

•	the protection of our intellectual property in certain jurisdictions;

•	our compliance with anti-corruption laws and regulations;

•	legal and regulatory proceedings and claims involving us or one of our major customers;

•	the extensive regulation of our patient temperature management business;

•	risks associated with our manufacturing processes;

•	the effects of climate change and catastrophic events, as well as regulatory and stakeholder-imposed requirements to address climate change and other sustainability issues;

•	our product quality and safety;

•	our borrowing availability under our revolving credit facility, as well ability to access the capital markets, to support our planned growth; and

•	our indebtedness and compliance with our debt covenants.

The foregoing risks should be read in conjunction with the Company’s reports filed with or furnished to the Securities and Exchange Commission (the “SEC”), including “Risk Factors,” in its most recent Annual Report on Form 10-K and subsequent SEC filings, for a discussion of these and other risks and uncertainties. In addition, with reasonable frequency, we have entered into business combinations, acquisitions, divestitures, strategic investments and other significant transactions. Such forward-looking statements do not include the potential impact of any such transactions that may be completed after the date hereof, each of which may present material risks to the Company’s future business and financial results.

Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.